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                                                                    Exhibit 32.1

                                  CERTIFICATION

In connection with the Quarterly Report of Cellcom I Corp. on Form 10-KSB for the year ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay H. Brown, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: December 26, 2006                 By: /s/ Jay H. Brown
                                            ------------------------------------
                                            Jay H. Brown
                                            Chief Executive Officer


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